Annual Fund Operating Expenses - Channel Short Duration Income Fund	Oct. 01, 2020
Channel Short Duration Income Fund Shares
Entity Listings [Line Items]
Management Fees	0.40%
Distribution (12b-1) Fees	none
Other Expenses	0.50%
Total Annual Fund Operating Expenses	0.90%	[1]
Expenses Not Correlated to Ratio Due to Acquired Fund Fees [Text]	The total operating expenses in this fee table will not correlate to the average net expense ratio in the Fund’s financial highlights due to the change in expense cap.

[1]	- Prior to July 10, 2020 the Operating Expense Limitation Agreement executed by the Fund’s prior investment adviser provided an expense cap with respect to certain expenses of the Fund of 0.80%. The total operating expenses in this fee table will not correlate to the average net expense ratio in the Fund’s financial highlights due to the change in expense cap.